SUMMARY PROSPECTUS MAY 1, 2010	Asset Allocation Portfolio

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus and other information about the Portfolio online at www.nmseriesfund.com. You can also get this information at no cost by calling 1-888-455-2232 or by sending an e-mail request to sfprospectus@northwesternmutual.com. The current prospectus and statement of additional information, each dated May 1, 2010, along with the Portfolio’s most recent annual report dated December 31, 2009, are incorporated by reference into this Summary Prospectus. The Portfolio’s statement of additional information and annual report may be obtained, free of charge, in the same manner as the prospectus.

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to realize as high a level of total return as is consistent with reasonable investment risk.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.55%
Distribution and Service (12b-1) Fees	None
Other Expenses*	0.07%
Total Portfolio Operating Expenses*, **	0.62%
Management Fee Waiver***	(0.05)%
Net Expenses***	0.57%

*	Restated to reflect current expenses.
**

The operating expenses of the Portfolio reflected in the Portfolio’s most recent annual report and Financial Highlights do not include fees and expenses incurred indirectly by the Portfolio as a result of investments in shares in one or more investment companies (referred to as “Acquired Funds”).

***

The Portfolio’s investment adviser has entered into a written agreement to waive its management fee such that its management fee is 0.55% on the Portfolio’s first $100 million of assets and 0.45% on assets from $100 million to $250 million. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2011.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$58	$192	$339	$768

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 78.15% of the average value of its portfolio.

Northwestern Mutual Series Fund, Inc.	NMSF–82

Asset Allocation Portfolio

PRINCIPAL INVESTMENT STRATEGIES

Investing in the stock, bond and money market sectors, the Portfolio attempts to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions while maintaining a balance over time between investment opportunities and their associated potential risks by following a flexible policy of allocating assets across the three market sectors.

The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets according to the following benchmarks:

Equity Securities	Fixed Income or Debt Securities	Cash Equivalents
55-75%	25-45%	0-15%

These benchmarks are not minimum and maximum limits and the adviser, in pursuit of total return, may invest a greater or lesser percentage in any component.

Equity investments will be actively managed and may consist of small, mid and large capitalization companies and foreign stocks based on the adviser’s economic and market outlook, and its perceived opportunities in each class. The Portfolio will employ either “growth” or “value”, or both, styles in managing the equity sector. Debt securities will generally consist primarily of investment grade debt securities with maturities exceeding one year, though the Portfolio may invest up to 20% of the Portfolio’s total net assets in non-investment grade debt securities (often called “junk bonds”) . The cash equivalent portion of the Portfolio may include, but is not limited to, debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, commercial paper, banker’s acceptances, certificates of deposit and time deposits.

The Portfolio may invest up to 50% of net assets foreign securities. The adviser may overweight or underweight the sector, industry or country exposure of the international equity portion of the Portfolio (versus applicable benchmarks) based on the adviser’s assessment of the relative attractiveness of such sectors, industries and countries. When the adviser deems it to be more efficient or advantageous, the adviser may utilize options, futures, forwards, swap agreements and exchange-traded funds to gain exposure to certain markets, sectors or regions as alternatives to direct investments.

The Portfolio may also invest in mortgage- and asset-backed securities, futures contracts, forward contracts and other types of derivatives, including total return and credit default swaps, in keeping with its investment objective. Futures contracts may be used to adjust the Portfolio for the adviser’s view on term structure and duration, as well as to provide increased flexibility in asset allocation.

The Portfolio is designed primarily for investors who want their investment allocated across major asset classes while pursuing the growth potential of stocks with a smaller allocation to bonds. The investor should be willing to accept fluctuation in share prices that are typical for a portfolio that holds stock investments.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below. More information on these and other risks of investing in the Portfolio can be found beginning on page 83 of the Northwestern Mutual Series Fund, Inc. Prospectus, under “MORE ABOUT INVESTMENT STRATEGIES AND RISKS.”

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Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform or lose money. Also, an actively managed Portfolio using a particular style of investing, such as growth or value or a combination of both, may underperform when the market does not favor the particular style used by the Portfolio.

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Asset Allocation Risk – This Portfolio allocates its investments between equity and fixed income securities, and among various segments of markets, based upon judgments made by the adviser. The Portfolio could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting markets where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

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Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security or the counterparty to a derivatives contract is unwilling or unable to meet its financial obligations.

NMSF–83	Northwestern Mutual Series Fund, Inc.

Asset Allocation Portfolio

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Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The use of derivatives involves costs and can be more volatile than other investment strategies, resulting in greater volatility for the Portfolio, particularly during periods of market decline. Investments in derivatives may not have the intended effects and may result in losses for the Portfolio that may not have otherwise occurred or missed opportunities for the Portfolio. Certain derivatives involve leverage, which could magnify losses. Liquidity risk exists when a derivative is difficult to buy or sell, such as if the transaction is large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), and it may not be possible to buy or sell a position at an advantageous time or price. Derivatives also involve management, credit, interest rate and market risks, and the risks of mispricing or improper valuation. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index. In addition, the Portfolio may sustain a loss in the event the counterparty to a derivatives transaction fails to make required payments or otherwise comply with the terms of the contract. Investing in derivatives could cause the Portfolio to lose more than the principal amount invested.

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Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in rights and warrants may be more volatile than the underlying investments in stocks.

•

Exchange Traded Funds Risk – Investing in exchange traded funds (ETFs) may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in a comparable portfolio of stocks comprising the index due to lack of liquidity, additional expenses and fees, and tracking error.

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Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

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High Yield Debt Risk – High yield debt securities in which the Portfolio invests have greater interest rate and credit risk, maybe more difficult to sell or sell at a reasonable price, and have greater risk of loss than higher rated securities.

•	Interest Rate Risk – The value of the Portfolio’s fixed income or derivative investments may decline because of a change in market interest rates.

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Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

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Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

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Mortgage- and Asset-Backed Securities Risk – The risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, credit risk, liquidity risk, extension risk and prepayment risk.

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Small and Mid Cap Company Risk – Investing in small and mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

Northwestern Mutual Series Fund, Inc.	NMSF–84

Asset Allocation Portfolio

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 2nd – ‘09 13.51%    Worst Qtr: 4th – ‘08 -16.40%

Average Annual Total Return

(for periods ended December 31, 2009)

1 Yr	5 Yr	Since Inception on 07/31/01
Asset Allocation Portfolio
27.09%	2.70%	3.47%
S&P 500® Index
26.46%	0.42%	0.94%
Barclays Capital® U.S. Aggregate Index
5.93%	4.97%	5.44%
Asset Allocation Blended Composite
27.63%	3.55%	4.51%
Lipper® Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average
24.27%	2.21%	—

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC (MSA)

Portfolio Managers: David R. Keuler, co-lead manager of the Portfolio, manages the large cap portion of the Portfolio, is a Managing Director of MSA and joined The Northwestern Mutual Life Insurance Company (Northwestern Mutual) in 1991.

R. David Ells, co-lead manager of the Portfolio, manages the investment grade bond portion of the Portfolio, is a Director of MSA and joined Northwestern Mutual in 2004.

Patricia L. Van Kampen, who manages the international equity portion of the Portfolio, has been President of the Northwestern Mutual Series Fund, Inc. and Vice President—Equities of MSA since 2008, and head of the equity division of MSA since 1992.

Jill M. Grueninger manages the mid cap portion of the Portfolio, is a Managing Director of MSA and joined Northwestern Mutual in 1990.

William R. Walker manages the small cap portion of the Portfolio, is a Managing Director of MSA and joined Northwestern Mutual in 1984.

Andrew T. Wassweiler manages the high yield bond portion of the Portfolio, is a Director of MSA and joined Northwestern Mutual in 1997.

TAX INFORMATION

Shares of the Portfolio are offered only for funding variable annuity contracts and variable life insurance policies offered by The Northwestern Mutual Life Insurance Company through separate accounts. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for a discussion of the tax considerations that affect the insurance company and its separate accounts and the tax consequences to investors of owning such products.

COMPENSATION TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Neither the Portfolio nor any related companies pay compensation to broker-dealers or other financial intermediaries for the sale of Portfolio shares or related services. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for important information about compensation paid to financial intermediaries for sales of variable annuity contracts and variable life insurance policies.

NMSF–85	Northwestern Mutual Series Fund, Inc.